PAVmed

INNOVATING AT THE SPEED OF LIFE™


PAVmed



LISHAN AKLOG MD

Chairman & CEO

PAVmed Inc (Nasdaq: PAVM)

March 20, 2018

Disclaimers

- This presentation contains certain **forward-looking statements** that involve risks and uncertainties.
  - Actual results and events may differ significantly from results and events discussed in forward-looking statements.
  - Factors that might cause or contribute to such differences include, but are not limited to, those discussed in "Risk Factors" in our **Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission**.
  - We undertake no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date they were made.
- This presentation **shall not constitute an offer to sell or the solicitation of an offer to buy any securities**, nor shall there be any sale of securities in any jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
- PAVmed has **not yet received clearance** from the FDA or any other regulatory agency for any of the products described in this presentation.

www.pavmed.com
info@pavmed.com

HIGHLY DIFFERENTIATED, MULTI-PRODUCT MEDICAL DEVICE COMPANY

- High-margin single-use interventional or acute care products
- Broad spectrum of clinical conditions and specialty call points



PAVmed

PAVmed

INNOVATING AT THE SPEED OF LIFE™







PROVEN LEADERSHIP TEAM	PROVEN BUSINESS MODEL	EXPANDING PRODUCT PIPELINE
Strong Track Record of Innovation and Value Creation	Speed to Market Capital Efficiency Multiple Pathways to Commercialization	Two Near-term Milestones Total Addressable Market over $3B

Key Recent Developments

Steady progress towards major milestones for the lead products

CARPX

- Filed FDA 510(k) pre-market notification submission
- Received encouraging initial FDA feedback including request for additional non-clinical support

PORTIO

- Filed FDA *de novo* pre-submission package
- Productive in-person FDA meeting to discuss additional testing
- Completed successful 7-day pilot animal study based on FDA recommendations

Strengthened balance sheet

- Raised $4.3 million net cash in underwritten public offering of S3 shelf
- Adequate capital to reach Q1-2019, through major milestones

Strategic initiatives to enhance shareholder value

- Evaluating product opportunities presented to us by clinician innovators and academic medical centers
- Exploring M&A opportunities synergistic with lead products and broader vision

Management Team



LISHAN AKLOG MD
Chairman & CEO

Harvard University; Harvard Medical School; Brigham and Women's Hospital; Mount Sinai; Mount Sinai School of Medicine; Dignity Health St. Joseph's Hospital and Medical Center; Pavilion Holdings Group; Pavilion medical innovations



MICHAEL GLENNON
Vice Chairman

University of New Hampshire; Storz; Stryker; Origin Medsystems; Guidant; Medtronic; accellent; Pavilion Holdings Group; Pavilion medical innovations



BRIAN DEGUZMAN MD
Chief Medical Officer

Boston College; Georgetown University; Hartford Hospital; UConn; Harvard Medical School; Brigham and Women's Hospital; Cleveland Clinic; Lahey Clinic; Tufts; Dignity Health St. Joseph's Hospital and Medical Center; Pavilion Holdings Group; Pavilion medical innovations



DENNIS MCGRATH
Executive VP
Chief Financial Officer

LaSalle University; Arthur Andersen; PhotoMedex; AnswerThink; Think; Dario; embrella cardiovascular; Cagent Vascular; Palvella Therapeutics

Capital Structure

PAVmed, Inc (Nasdaq:PAVM, PAVMW)

	Outstanding	Insider Ownership	Exercise/ Conversion Price (Weighted Avg.)	Common Stock Equivalents (Treasury)
Common Stock	17,235,397	44%	--	17,235,397
Preferred Stock	606,926	--	--	702,750
Warrants	12,807,978	66%	$ 4.47	1,465,423
Options	3,060,032	--	$3.94	--
				19,403,570

As of March 13, 2018	
Share Price	$1.79
Market Capitalization	$31 Million
Market Capitalization (Treasury)	$35 Million

Business Model

MULTI-PRODUCT PIPELINE

RISK MITIGATION
- ✓ Non-binary success

ECONOMIES OF SCALE

CORPORATE FLEXIBILITY
- ✓ Dynamic resource allocation
- ✓ Real-time prioritization
- ✓ Streamlined channel to incorporate external innovation

COMMERCIAL OPPORTUNITY

ATTRACTIVE MARKET
- ✓ Unmet clinical need
- ✓ Regulatory pathway

HIGH-MARGIN PRODUCT
- ✓ Reimbursement
- ✓ Technologic Complexity
- ✓ Cost-of-goods

KEY BUSINESS PROCESSES

CAPITAL EFFICIENCY & SPEED TO MARKET
- ✓ Outsourced best-in-class process experts
- ✓ Light infrastructure, low fixed costs
- ✓ Shortest path to INITIAL Regulatory Clearance

MULTIPLE PATHWAYS TO COMMERCIALIZATION

Lead Products

PRODUCT	MARKET OPPORTUNITY	REGULATORY PATH
 **CARPX** *Percutaneous Device to treat Carpal Tunnel Syndrome*	>$1B	510(k)
 **PORTIO** *Implantable Intraosseous Vascular Access Device*	>$750M	*de novo*
 **DISAPPEAR** *Antibiotic-Eluting Resorbable Ear Tubes*	~$300M	510(k)

*PAVmed has not yet received clearance from the FDA or any other regulatory agency for any of these products.

Multiple Pathways to Commercialization

Tailored to Maximize Value Creation

TARGETED INITIAL COMMERCIALIZATION

- Key Opinion Leaders
- Independent Distributors







CORPORATE ACQUIRER

- Asset sale to strategic
- Non-dilutive financing

CORPORATE PARTNER

- Sales & distribution agreement
- Option to acquire

FULL SELF COMMERCIALIZATION

- Hybrid sales channel
- Build organically or acquire


PAVmed

CarpX

Minimally Invasive Device to Treat Carpal Tunnel Syndrome

Carpal Tunnel Syndrome

Clinical Overview

Incidence

- Over **600,000 U.S. procedures annually**
- Up to 1.5 million with symptoms who "suffer in silence"

Mechanism

- Inflammation and scarring of **transverse carpal ligament**
- Entrapment of the **median nerve** ⇒ hand pain, numbness and weakness


Median nerve
Transverse carpal ligament





Carpal Tunnel Syndrome

MARKET OPPORTUNITY

- 600,000 current surgeries x $1,500 minimum ASP = ~**$1 Billion**
- Additional 1.5M “silent sufferers” who choose to defer surgery

UNMET CLINICAL NEED – CURRENT LIMITATIONS

TRADITIONAL CARPAL TUNNEL SURGERY IS INVASIVE



- Up to 2 inch incision
- Performed in an OR
- At least 3-4 month, up to 6-9 month recovery

ENDOSCOPIC SURGERY IS LESS EFFECTIVE



- Remains a surgical procedure
- Higher recurrence and reoperation rate
- Increased nerve injury
- Higher costs

CarpX – Minimally Invasive CTS Device

Key Features

- **Single-use** device
- Connects to standard electrosurgical generator
- Balloon creates **anatomic separation**
  - ✓ *Protects nerve and tendons by pushing them away from ligament*
- Balloon **tensions ligament**
  - ✓ *Facilitates cutting of ligament by stretching it and pushing electrode into it*


PAVmed


DURACELL


Electrodes
Catheter Shaft
Balloon

*PAVmed has not yet received clearance from the FDA or any other regulatory agency for any of these products.

CarpX in Action


Wire
Wire
Electrodes
PAVmed
Device inserted and positioned


Balloon with narrowed "waist" at point of maximal constriction
PAVmed
Balloon inflated


Electrodes
Wire
PAVmed
Balloon inflated (sideview)


Constriction relieved, no waist
PAVmed
Transverse carpal ligament cut

PAVmed

*PAVmed has not yet received clearance from the FDA or any other regulatory agency for any of these products.

CarpX – Advantages

LESS INVASIVE

- Option to perform the procedure truly percutaneously
- Less pain, scarring
- Accelerate time to full recovery

Anticipate 1-2 weeks vs often >6 months

MORE COST EFFECTIVE

- Shift from OR to interventional lab
- Shorten procedural times
- Shorten time out of work

FEWER COMPLICATIONS

- Better nerve protection
- Minimal risk of infection

EXPANDED MARKET

- Lower threshold for intervention for patients "suffering in silence"

*PAVmed has not yet received clearance from the FDA or any other regulatory agency for any of these products.

CarpX – Current Status

Cadaver Testing

- Extensive testing showed clean, consistent cutting of ligament

FDA 510(k) Submission

- Filed FDA 510(k) pre-market notification submission
  - ✓ *Existing carpal tunnel release system as predicate*
- Received encouraging initial FDA feedback
- Working with FDA to provide additional non-clinical support
  - ✓ *Acute animal study documenting minimal thermal spread*
  - ✓ *Pilot study completed with excellent results*

US Commercialization Strategy

- Initial launch using independent distributors
- Hand Surgery/Interventional Radiology Key Opinion Leaders
- Hybrid Sales Channel
  - ✓ *Regional managers overseeing independent distributors*
  - ✓ *Build organically or acquire*

OUS Strategy

- Plan First-in-Man early summer in New Zealand vs. Brazil
- Preparing for European CE Mark Submission
- Active discussions with distributors in Europe, South America and Asia

*PAVmed has not yet received clearance from the FDA or any other regulatory agency for any of these products.



PortIO

Implantable Intraosseous Vascular Access Devices

Vascular Access Devices

Used to deliver medications, fluids, nutrition and other substances

ER	INPATIENT	HOME	
<24 Hours	<7-10 days	<6 weeks	<1 year

Peripheral IV



Central Venous Catheter (CVC)



Tunneled Central Venous Catheter



Intraosseous Device



Peripherally Inserted Central Catheter (PICC)



Implantable Port (Port-a-Cath)



Vascular Access Devices

UNMET CLINICAL NEED – CURRENT DEVICE LIMITATIONS

Limitations driven by **intravascular component**

OCCLUSION



- Up to 35%
- Clot-busting medications or a repeat procedure

INFECTION



- Up to 10%
- 50% life-threatening bloodstream infections

POOR VEINS



- >10% of patients
- Pacemaker/Defibrillator Leads and catheters
- Dialysis patients

RESOURCE UTILIZATION



- Surgical insertion & removal
- Maintenance with regular flushes

Intraosseous Vascular Access

- Infusion directly into the **Bone Marrow Cavity**
- Decades of experience using temporary needle access
  - Trauma, esp. military
  - Pediatric emergencies
  - **Bioequivalent** to intravenous route



Central venous channel
Medullary sinusoids
Nutrient vein
Emissary vein







Teleflex EZ-IO Device

*PAVmed has not yet received clearance from the FDA or any other regulatory agency for any of these products.

PortIO – Implantable Intraosseous Port

Key Features

- **Implanted into bone**
  - ✓ Tip positioned in bone marrow
  - ✓ No Intravascular Component
- **Functionally identical to traditional implantable port**
  - ✓ Resides under the skin
  - ✓ Patient can bathe/swim
  - ✓ Standard Huber access needle



Implantable Port
Huber Access Needle



Hollow Titanium Bone Screw
Titanium Hub w/ Internal Conical Needle Guide
Silicone Septum



Insertion Kit

PortIO – Market Opportunity

ER	INPATIENT	HOME
Duration	**Duration**	**Duration**
<24 Hours	<7-10 days	<6 weeks <1 year
Market Size	**Market Size**	**Market Size**
~$150M (Current IO pts)	~$200M (Poor vein pts)	~$500M
Advantages	**Advantages**	**Advantages**
• Near limitless access sites • Less prone to dislodgement	• Near limitless access sites • Simple bedside insertion • More cost effective	• Near limitless access sites • Less invasive • More cost effective • Less prone to occlusion • Fewer, less serious infections



Current IO Devices



PortIO

Separate unique opportunity in large dialysis patient population

PortIO – Current Status

FDA de novo Pathway

- Filed FDA de novo pre-submission package
- Initial indication targeting inpatient use for up to 7 days
  - ✓ *Once cleared can then serve as own predicate for 510(k) submissions for expanded 6-week/outpatient and 6-month/home use indications*
- Productive in-person FDA meeting to discuss additional testing
  - ✓ *Successful pilot animal study based on FDA recommendations completed*
  - ✓ *Full animal study being initiated*
  - ✓ *Expect small single-arm human safety trial will be recommended based on animal study results*

Monetization Strategy

- Pre-clearance engagements with natural strategic partners initiated
  - ✓ *Strategic investment to support expected clinical trial*
  - ✓ *License deal or acquisition*

OUS Strategy

- Plan First-in-Man early summer in New Zealand
- Preparing for European CE Mark Submission

*PAVmed has not yet received clearance from the FDA or any other regulatory agency for any of these products.

Growth Strategy

Advance lead products to commercialization

- CarpX – Target 510(k) clearance by end of Q2-2018
- PortIO – Complete *de novo* animal study target IDE submission by end of Q2-2018
- DisappEAR – Target Q3 2018 FDA 510(k) submission

Pursue strategic initiatives to enhance shareholder value

- Evaluating product opportunities presented to us by clinician innovators and academic medical centers
- Exploring M&A opportunities synergistic with lead products and broader vision

Raise additional capital

- Extend runway to positive cash flow
- Accelerate other products into commercialization channel

PAVmed

INNOVATING AT THE SPEED OF LIFE™











PROVEN LEADERSHIP TEAM

Strong Track Record of Innovation and Value Creation

PROVEN BUSINESS MODEL

Speed to Market

Capital Efficiency

Multiple Pathways to Commercialization

EXPANDING PRODUCT PIPELINE

Two Near-term Milestones

Total Addressable Market over $3B